                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 15, 2003


                                 POPULAR, INC.
             (Exact name of registrant as specified in its charter)


 COMMONWEALTH OF PUERTO RICO         NO. 0-13818              NO. 66-0416582
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


       209 MUNOZ RIVERA AVENUE
        HATO REY, PUERTO RICO                                          00918
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (787) 765-9800


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         EXHIBIT

         99.1 News release dated July 15, 2003, announcing Popular, Inc.'s (the "Corporation") consolidated earnings for the quarter ended June 30, 2003.

Item 9.  Regulation FD Disclosure

         This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On July 15, 2003, the Corporation issued a news release announcing its unaudited operational results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POPULAR, INC.
                                       (Registrant)

Date: July 15, 2003                    By:  /s/ Jorge A. Junquera
                                          ------------------------------------
                                          Name: Jorge A. Junquera
                                          Title: Senior Executive Vice President
                                                 and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number       Description

99.1                 News release, dated June 15, 2003